OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Supplement dated September 12, 2016 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective September 12, 2016, the Prospectus and SAI of each Fund is revised as follows:

In connection with a name change of Cornerstone Real Estate Advisors LLC, all references to Cornerstone Real Estate Advisers LLC are replaced with Barings Real Estate Advisers LLC (“Barings”).

Barings is an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual") of Springfield, Massachusetts, the parent company of the Manager, and is located at One Financial Plaza, Suite 1700, Hartford, Connecticut 06103-2604.

Effective January 1, 2017, the Prospectus and SAI of each Fund is revised as follows:

In connection with a reorganization of Barings Real Estate Advisers LLC, all references to Barings Real Estate Advisers LLC are replaced with Barings LLC (“Barings”).

Barings is an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual") of Springfield, Massachusetts, the parent company of the Manager, and is located at 550 S. Tryon Street, Suite 3300, Charlotte, NC 28202.

September 12, 2016	PS2055.002